UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 30, 2008

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events

     On April 30, 2008, BB&T Corporation issued a press release regarding a decision issued by the U.S. Court of Appeals for the Fourth Circuit, which affirmed a prior ruling by the U.S. Middle District Court of North Carolina. The lower court's ruling disallowed tax benefits associated with certain leveraged lease transactions entered into by BB&T during the period from 1997 through 2002. The press release states that, among other things, BB&T will not be materially affected by the Fourth Circuit decision.

ITEM 9.01   Financial Statements and Exhibits

     Exhibit 99.1 BB&T announcement that court decision will not materially affect BB&T

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Executive Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       May 5, 2008